UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 29, 2012

Whole Foods Market, Inc.
(Exact name of registrant as specified in its charter)

Texas	000-19797	74-1989366
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Bowie Street Austin, Texas	78703
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (512) 477-4455

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 29, 2012, the Company's Board of Directors declared a special dividend of $2.00 per share, payable December 21, 2012 to shareholders of record at the close of business on December 10, 2012. This special dividend is in addition to the previously disclosed dividend of $0.20 per share, payable January 29, 2013 to shareholders of record at the close of business on January 18, 2013.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release dated November 29, 2012.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Whole Foods Market, Inc. (Registrant)
November 29, 2012 (Date)	/s/ GLENDA FLANAGAN Glenda Flanagan Executive Vice President and Chief Financial Officer